UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement
   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-12

PROGENICS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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April 7, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Progenics Pharmaceuticals, Inc. to be held on May 10, 2005 at 10:00 a.m. local time at the Landmark at Eastview, Westchester Room, 777 Old Saw Mill River Road, Tarrytown, New York.

At this meeting, you will be asked to consider and vote upon the election of Progenics’ directors, the approval of the 2005 Stock Incentive Plan and the ratification of the selection of PricewaterhouseCoopers LLP to serve as Progenics’ independent registered public accounting firm for the fiscal year ending December 31, 2005.

The Board of Directors appreciates and encourages stockholder participation in Progenics’ affairs and cordially invites you to attend the meeting in person. It is important that your shares be represented. Whether or not you decide to attend the meeting, we ask that you, at your earliest convenience, complete, sign, date and mail the enclosed proxy in the envelope provided or transmit your voting instructions by telephone or the Internet as described on the accompanying form of proxy.

Thank you for your cooperation.

Very truly yours,

KURT W. BRINER
Co-Chairman of the Board of Directors

PAUL F. JACOBSON
Co-Chairman of the Board of Directors

777 Old Saw Mill River Road	Tarrytown, New York 10591	914-789-2800	www.progenics.com

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 10, 2005

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS OF PROGENICS PHARMACEUTICALS, INC., A DELAWARE CORPORATION, WILL BE HELD AT THE LANDMARK AT EASTVIEW, WESTCHESTER ROOM, 777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NEW YORK, ON TUESDAY, MAY 10, 2005 AT 10:00 A.M. LOCAL TIME, FOR THE PURPOSES OF CONSIDERING AND VOTING UPON THE FOLLOWING MATTERS, EACH AS MORE FULLY DESCRIBED IN THE ATTACHED PROXY STATEMENT:

1.  The election of our directors to serve until the 2006 Annual Meeting of Stockholders.

2.  The approval of the 2005 Stock Incentive Plan.

3.  The ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

4.  The transaction of such other business as may properly come before the meeting and any adjournments thereof.

Only those stockholders of record at the close of business on March 14, 2005 will be entitled to receive notice of, and vote at, the meeting. A list of stockholders entitled to vote at the meeting is open to examination by any stockholder at our principal offices, 777 Old Saw Mill River Road, Tarrytown, New York 10591.

All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. You may also transmit your proxy by use of any touch-tone telephone or electronically via a secure Internet web site, as described on the accompanying form of proxy. Please note that in order to record your vote, you must either return the accompanying form of proxy or transmit your voting instructions telephonically or via the Internet. The proxy is revocable by you at any time prior to its exercise, regardless of the manner used to transmit your voting instructions. The prompt communication of your voting instructions via any of the designated methods will be of assistance in preparing for the meeting, and your cooperation in this respect will be appreciated.

By order of the Board of Directors

ROBERT A. McKINNEY
Chief Financial Officer, Vice President, Finance and Operations, Treasurer and Secretary

Tarrytown, New York
April 7, 2005

777 Old Saw Mill River Road	Tarrytown, New York 10591	914-789-2800	www.progenics.com

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PROGENICS PHARMACEUTICALS, INC.
777 Old Saw Mill River Road
Tarrytown, New York 10591

P R O X Y S T A T E M E N T

This Proxy Statement is furnished to holders of our common stock, par value $.0013 per share, in connection with the solicitation of proxies, in the accompanying form, by our Board of Directors for use at the Annual Meeting of Stockholders to be held at the Landmark at Eastview, Westchester Room, 777 Old Saw Mill River Road, Tarrytown, New York on Tuesday, May 10, 2005, at 10:00 a.m. local time, and at any and all adjournments thereof. Stockholders may revoke the authority granted by their proxies at any time prior to their use by filing with our Corporate Secretary a written revocation or by submitting a new, proper proxy by telephone, the Internet or paper ballot after the date of the proxy or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by our officers or regular employees. We may also enlist the aid of brokerage houses or our transfer agent in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by us. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about April 11, 2005.

Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of the seven director nominees named herein, FOR the approval of the 2005 Stock Incentive Plan and FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. A majority of the votes cast (excluding abstentions and broker non-votes) will be required for the approval of the 2005 Stock Incentive Plan and the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

VOTING

Only stockholders of record at the close of business on March 14, 2005 will be entitled to vote at the meeting or any and all adjournments thereof. As of March 14, 2005, we had outstanding 17,482,911 shares of common stock, our only class of voting securities outstanding. Each of our stockholders will be entitled to one vote for each share of our common stock registered in his or her name on the record date. A majority of all shares of common stock outstanding constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

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PROPOSAL I: ELECTION OF DIRECTORS

At the meeting, seven directors (constituting the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The proxies given pursuant to this solicitation will be voted in favor of the seven nominees listed below unless authority is withheld. Should a nominee become unavailable to serve for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors.

Information Concerning Director Nominees

The persons nominated as our directors (all of whom are currently our directors), their respective ages, the year in which each first became our director and their principal occupations or employment during the past five years are as follows:

Name	Age	Year First Elected Director	Position with Progenics

Kurt W. Briner (1)(2)	60	1998	Co-Chairman
Paul F. Jacobson (1)(2)(3)	50	1990	Co-Chairman
Paul J. Maddon, M.D., Ph.D.	45	1986	Chief Executive Officer, Chief Science Officer and Director
Charles A. Baker (1)(2)(3)	72	1994	Director
Mark F. Dalton (2)(3)	54	1990	Director
Stephen P. Goff, Ph.D.	53	1993	Director
David A. Scheinberg, M.D., Ph.D.	49	1996	Director

(1)	Member of the Audit Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Member of the Compensation Committee

Kurt W. Briner is the retired President and Chief Executive Officer of Sanofi Pharma S.A. in Paris, France, a position he held from 1988 until his retirement in 2000, and he has nearly 31 years of experience in the pharmaceutical industry. Mr. Briner is currently also a director of Novo Nordisk Danmark, Galenica S.A. and Altana Pharma, AG, each a European-based pharmaceutical company. He attended Humanistisches Gymnasium in Basel and Ecole de Commerce in Basel and Lausanne.

Paul F. Jacobson has been the Chief Executive Officer of Diversified Natural Products Co., a privately held industrial biotechnology company, since 2003. Mr. Jacobson has also been a general partner of Starting Point Venture Partners, a private investment fund, since 1999. Previously, Mr. Jacobson was Managing Director of fixed income securities at Deutsche Bank from January 1996 to November 1997. He was President of Jacobson Capital Partners from 1993 to 1996. From 1986 to 1993, Mr. Jacobson was a partner at Goldman, Sachs & Co. where he was responsible for government securities trading activities. Mr. Jacobson received a B.A. from Vanderbilt University and an M.B.A. from Washington University.

Paul J. Maddon, M.D., Ph.D. is our founder and has served in various capacities since our inception, including as our Chairman of the Board of Directors, Chief Executive Officer, President and Chief Science Officer. From 1981 to 1988, Dr. Maddon performed research at the Howard Hughes Medical Institute at Columbia University in the laboratory of Dr. Richard Axel. Dr. Maddon serves on several NIH scientific review committees and also serves on the board of directors of Epixis SA, a French biotechnology company. He received a B.A. in biochemistry and mathematics and a M.D. and a Ph.D. in biochemistry and molecular biophysics from Columbia University. Dr. Maddon has been an Adjunct Assistant Professor of Medicine at Columbia University since 1989.

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Charles A. Baker is a business advisor to biotechnology companies. He is the former Chairman, President and Chief Executive Officer of The Liposome Company, Inc., a biotechnology company located in Princeton, New Jersey, a position he held from 1989 until his retirement in 2000. Mr. Baker is currently a director of Regeneron Pharmaceuticals, Inc., a biotechnology company. Mr. Baker has 42 years of pharmaceutical industry experience and has held senior management positions at Pfizer, Abbott Laboratories and Squibb Corporation. Mr. Baker received a B.A. from Swarthmore College and a J.D. from Columbia University.

Mark F. Dalton has been the President and a director of Tudor Investment Corporation, an investment advisory company, and its affiliates since 1988. From 1979 to 1988, he served in various senior management positions at Kidder, Peabody & Co. Incorporated, including Chief Financial Officer. Mr. Dalton is currently a director of several private companies. Mr. Dalton received a B.A. from Denison University and a J.D. from Vanderbilt University Law School.

Stephen P. Goff, Ph.D. has been a member of our Virology Scientific Advisory Board since 1988 and has been its Chairman since April 1991. Dr. Goff has been the Higgins Professor in the Departments of Biochemistry and Microbiology at Columbia University since June 1990. He received an A.B. in biophysics from Amherst College and a Ph.D. in biochemistry from Stanford University. Dr. Goff performed post-doctoral research at the Massachusetts Institute of Technology in the laboratory of Dr. David Baltimore.

David A. Scheinberg, M.D., Ph.D. has been a member of our Cancer Scientific Advisory Board since 1994. Dr. Scheinberg has been associated with Sloan-Kettering since 1986, where he is the Vincent Astor Chair and Member, Leukemia Service; Chairman, Molecular Pharmacology and Chemistry Program; Chairman, Experimental Therapeutics Center; Member, Clinical Immunology Service; and Head, Laboratory of Hematopoietic Cancer Immunochemistry. He also holds the position of Professor of Medicine and Pharmacology, Weill-Cornell Medical College. He received a B.A. from Cornell University and a M.D. and a Ph.D. in pharmacology and experimental therapeutics from The Johns Hopkins University School of Medicine.

Board and Committee Meetings

During 2004, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. The Board of Directors held seven meetings, the Compensation Committee held six meetings, the Audit Committee held six meetings, the Nominating Committee held three meetings and the Executive Committee did not meet. It is the policy of the Board of Directors to hold an executive session of independent directors at each Board meeting. During 2004, each director attended 75% or more of the Board of Directors and Board committee meetings on which he served.

Audit Committee

The Audit Committee reviews our annual financial statements prior to their submission to the Board of Directors, consults with our independent registered public accounting firm and examines and considers such other matters in relation to the audit of our financial statements and in relation to our financial affairs, including the selection and retention of our independent registered public accounting firm.

Paul F. Jacobson is the Chairman of the Audit Committee. The Board of Directors has determined that Mr. Jacobson is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“SEC”).

Compensation Committee

The Compensation Committee makes recommendations concerning salaries and incentive compensation for our employees and consultants, establishes and approves salaries and incentive compensation for our executive officers and other senior employees, administers our stock option plans and otherwise seeks to ensure that our compensation philosophy is consistent with our best interests and is properly implemented. Mark F. Dalton is the Chairman of the Compensation Committee.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for developing and implementing policies and procedures that are intended to constitute and organize appropriately the Board of Directors to meet its fiduciary obligations to Progenics and our stockholders on an ongoing basis. Among its specific duties, the Nominating Committee makes recommendations to the Board of Directors about our corporate governance processes, assists in identifying and recruiting candidates for the Board, administers the Nominations Policy, considers nominations to the Board received from stockholders, makes recommendations to the Board regarding the membership and chairs of the Board’s committees, oversees the annual evaluation of the effectiveness of the organization of the Board and of each of its committees, periodically reviews the type and amount of Board compensation for non-employee directors and makes recommendations to the full Board regarding such compensation. The Nominating Committee also annually reports findings of fact to the Board of Directors that permit the Board to make affirmative determinations regarding each Board and committee member with respect to independence and expertise criteria established by Nasdaq Marketplace rules and SEC rules and applicable law. Charles A. Baker is the Chairman of the Nominating Committee.

Executive Committee

The Executive Committee is intended to assist the Board with oversight and governance and in providing a means for our management to obtain Board-level guidance and decision making between full Board meetings.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board of Directors has determined each of the following directors to be an “independent director” as such term is defined by Nasdaq Marketplace Rule 4200(a)(15):

Mark F. Dalton Paul F. Jacobson Charles A. Baker Kurt W. Briner Stephen P. Goff, Ph.D.

The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating Committee meets the independence requirements applicable to those committees prescribed by the Nasdaq Marketplace rules, the SEC and the Internal Revenue Service.

With the assistance of our legal counsel, the Nominating Committee reviewed the applicable legal standards for Board member and Board committee independence and the criteria applied to determine “audit committee financial expert” status, as well as the answers to annual questionnaires completed by each of our directors. On the basis of this review, the Nominating Committee delivered a report to the full Board of Directors and the Board made its independence and “audit committee financial expert” determinations based upon the Nominating Committee’s report and each member’s review of the information made available to the Nominating Committee.

Stockholder Communications with the Board; Board Attendance at the Annual Meeting of Stockholders

Stockholders may communicate with the Board of Directors by writing to the Board of Directors c/o the Corporate Secretary at our corporate headquarters.

It is our policy that the members of the Board of Directors attend annual meetings of our stockholders. All of the members of our Board attended the 2004 Annual Meeting of Stockholders.

Code of Business Ethics and Conduct

We have a Code of Business Ethics and Conduct which is applicable to all of our directors, employees and consultants. The Code meets the criteria for a “code of ethics” under the SEC rules and “code of conduct” under the Nasdaq Marketplace rules. The Code is available on our website at: http://www.progenics.com/investors/corpgovern.html.

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Our Director Nominations Process

The Charter for the Nominating Committee includes our Director Nominations Policy. The purpose of the Nominations Policy is to describe the criteria for Board member candidates and the process by which candidates for possible inclusion in our recommended slate of director nominees are selected. The Nominations Policy is administered by the Nominating Committee. You may find the Nominating Committee’s Charter on our website at:  http://www.progenics.com/investors/corpgovern.html.

Minimum Criteria for Board Members

Each Board candidate must possess at least the following specific minimum qualifications:

•	Each candidate shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

•
Each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field.

•
No candidate, or family member (as defined in the Nasdaq Marketplace rules) or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a candidate, shall have any material personal, financial or professional interest in any of our present or potential competitors.

•
Each candidate shall be prepared to participate fully in Board activities, including, if eligible, active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and any committee of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating Committee’s sole judgment, interfere with or limit his or her ability to do so.

Desirable Qualities and Skills

In addition, the Nominating Committee also considers it desirable that candidates possess the following qualities or skills:

•
Each candidate should contribute to the Board’s overall diversity — diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics.

•	Each candidate should contribute positively to the collaborative culture among Board members.

•
Each candidate should possess professional and personal experiences and expertise relevant to our goal of being a leading biopharmaceutical company. At this stage of our development, relevant experiences might include, among other things, large biotechnology or pharmaceutical company CEO or senior management experience, senior-level management experience in medical research or clinical development activities in the fields of oncology, virology, immunology or molecular biology within a public company or large university setting, and relevant senior-level expertise in one or more of the following areas: finance, accounting, sales and marketing, organizational development and public relations.

Internal Process for Identifying Candidates

The Nominating Committee has two primary methods for identifying candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the Nominating Committee may solicit suggestions for possible candidates from a number of sources, which may include members of the Board, senior-level Progenics executives, individuals personally known to the members of the Board, and research.

Second, the Nominating Committee may use its authority under its Charter to retain, at our expense, one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). If the Nominating Committee retains a search firm, it may be asked to identify possible candidates who meet the minimum and desired qualifications expressed in the Nominations Policy, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the

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Board, the Nominating Committee and each candidate during the screening and evaluation process and thereafter to be available for consultation as needed by the Nominating Committee.

The Nominating Committee will also consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Nomination of Directors by Stockholders.”

Nomination of Directors by Stockholders

Any of our stockholders may recommend one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the procedures and requirements set forth below.

In order for the director nomination to be timely, a stockholder’s notice to our Corporate Secretary must be delivered to our principal executive offices not less than 120 days prior to the anniversary of the date of the proxy statement released to stockholders in connection with the previous year’s annual meeting. In the event that we set an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, notice by the stockholder must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

Any candidate proposed by a stockholder must be independent of the stockholder providing the nomination in all respects as determined by the Nominating Committee or by applicable law. Any candidate submitted by a stockholder must also meet the definition of an “independent director” under the Nasdaq Marketplace rules and must meet the “Minimum Criteria for Board Members” set forth above.

Evaluation of Candidates

The Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria.

If, based on the Nominating Committee’s initial evaluation, a candidate continues to be of interest to the Nominating Committee, the Chairman of the Nominating Committee will interview the candidate and communicate the Chairman’s evaluation to the other Nominating Committee members, the Co-Chairmen of the Board and the CEO. Later reviews will be conducted by other members of the Nominating Committee and senior management. Ultimately, background and reference checks will be conducted and the Nominating Committee will meet to finalize its list of recommended candidates for the Board’s consideration.

Timing of the Identification and Evaluation Process

Our fiscal year ends each year on December 31. The Nominating Committee expects generally to meet one or more times prior to March 31 of each year to consider, among other things, candidates to be recommended to the Board for inclusion in our recommended slate of director nominees for the next annual meeting and our proxy statement. The Board usually meets each March and at that meeting will vote on, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in May.

All candidates (whether identified internally or by a nomination received from a stockholder) who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in our recommended slate of director nominees in our proxy statement.

Future Revisions to the Nominations Policy

The Nominations Policy is intended to provide a flexible set of guidelines for the effective functioning of our director nominations process. The Nominating Committee intends to review the Nominations Policy at least annually and anticipates that modifications may be necessary or desirable from time to time as our needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating Committee may amend the Nominations Policy at any time, in which case the most current version will be available on our web site at:  http:// www.progenics.com/investors/corpgovern.html.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the aggregate compensation we paid to our Chief Executive Officer and our other executive officers, as of December 31, 2004, whose total compensation exceeded $100,000 during the last fiscal year (collectively, the “named executive officers”):

				Long Term Compensation
	Fiscal Year	Annual Compensation(1)		Restricted Stock Awards(2)	Stock Option Grants	Other Compensation(3)
Name and Principal Position		Salary	Bonus

Paul J. Maddon, M.D., Ph.D.	2004	$515,000	$150,000	—	75,000 shares	$14,729
Chief Executive Officer and	2003	499,859	175,000	—	225,000 shares	13,729
Chief Science Officer	2002	473,800	110,000	—	108,000 shares	12,729

Ronald J. Prentki(4)	2004	$370,000	$75,000	$259,120	36,800 shares	$24,340
President	2003	345,000	125,000	—	—	24,582
	2002	326,510	100,000	—	—	11,000

Robert A. McKinney	2004	$200,000	$60,000	$123,000	—	$19,861
Chief Financial Officer,	2003	174,000	50,000	—	25,000 shares	19,194
Vice President, Finance and	2002	166,350	40,000	—	25,000 shares	11,900
Operations and Treasurer

Robert J. Israel, M.D.	2004	$300,000	$50,000	$123,000	—	$44,069	(5)
Senior Vice President,	2003	278,000	25,000	—	35,000 shares	45,694	(5)
Medical Affairs	2002	252,800	75,000	—	35,000 shares	35,198	(5)

(1)
Annual compensation consists of base salary and bonus. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation. Annual compensation does not include the discount amount under our employee stock purchase plans because such plans are generally available to all salaried employees.

(2)
Amounts shown under Restricted Stock Awards represent the grant date values of our restricted stock awarded to the named executive officers. Each named executive officer held restricted stock at December 31, 2004, in the aggregate number of shares of our common stock and the aggregate value at that date, as follows: Mr. Prentki—15,800 shares, $271,128; Mr. McKinney—7,500 shares, $128,700; Dr. Israel—7,500 shares, $128,700. As of December 31, 2004, none of the restrictions on the restricted stock had lapsed.

(3)
Other compensation consisted of matching contributions made by us under a defined contribution plan available to substantially all of our employees and amounts to pay the after-tax cost of premiums on life insurance and long-term disability policies.

(4)	On March 4, 2005, Ronald J. Prentki notified us of his resignation as our President and a director.
(5)	Includes compensation of $23,298 in 2002, $22,098 in 2003 and $20,901 in 2004 attributable to the forgiveness of a loan from us to Dr. Israel. See “—Indebtedness of Management.”

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Stock Option Grants in the Fiscal Year Ended December 31, 2004

The following table sets forth certain information relating to stock option grants to the named executive officers during the fiscal year ended December 31, 2004. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the shares subject to such options based on assumed annual compounded rates of stock price appreciation during the option term.

	Number of Shares Underlying Options Granted	Percent of Total Option Shares Granted to Employees(1)	Exercise Price per Share	Expiration Date	Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price Appreciation
					for Option Term
Name					5%	10%

Paul J. Maddon, M.D., Ph.D.	75,000	15.3%	$16.85	6/30/2014	$794,766	$2,014,092
Ronald J. Prentki	36,800	7.5%	$16.85	6/30/2014	$389,965	$988,248

(1)	Our employees were granted options during the 2004 fiscal year with respect to a total of 490,800 shares from our Amended 1996 Stock Incentive Plan.

Stock option grants in the table above does not include options granted quarterly under our Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan that expire 6 months following the date of grant and have exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth information for each of the named executive officers regarding option exercises during the fiscal year ended December 31, 2004 and the number and value of unexercised options held as of December 31, 2004:

	Exercises During the Fiscal Year		Number of Shares Underlying Unexercised Options		Value of Unexercised In-the-Money Options(1)

Name	Acquired	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul J. Maddon, M.D., Ph.D.	—	—	1,139,775	243,000	$8,691,769	$517,804
Ronald J. Prentki	46,500	$492,275	430,800	148,800	$1,918,038	$331,210
Robert A. McKinney	7,500	$130,710	143,750	36,250	$953,750	$117,925
Robert J. Israel, M.D.	36,250	$525,402	175,000	53,750	$1,361,700	$158,025

(1)	Based on a closing price of $17.16 per share on December 31, 2004 on the Nasdaq National Market.
(2)	Based on closing prices on the Nasdaq National Market on the respective dates of exercise for retained shares and on the resale prices for shares immediately resold.

Stock option exercises set forth in the table above do not reflect shares acquired or exercisable under our Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan. The actual amount realized by named executive officers in 2004 under the Plans was: $32,855 by Dr. Maddon; $18,772 by Mr. Prentki; $7,083 by Mr. McKinney; and $11,088 by Dr. Israel.

Employment Agreements

Paul J. Maddon, M.D., Ph.D.

On December 31, 2003, we entered into an employment agreement with Paul J. Maddon, M.D., Ph.D. pursuant to which Dr. Maddon serves as our Chief Executive Officer and Chief Science Officer. The agreement provides for Dr. Maddon to receive an initial annual salary of $499,859 for 2003, which will increase at a rate of not less than 3% per year, and a discretionary bonus in an amount to be determined by the Board of Directors. Dr. Maddon’s salary in 2004 was $515,000.

In June 2003, we granted Dr. Maddon two ten-year options, each to purchase 112,500 shares of common stock at an exercise price of $15.06 per share. The first grant vests in equal portions on June 30 of each of 2004,

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2005, 2006 and 2007. The second grant will vest on May 29, 2013, subject to acceleration upon the achievement of certain clinical, financial and operational milestones. On July 1, 2004, we granted Dr. Maddon two ten-year options, each to purchase 37,500 shares of common stock each at an exercise price of $16.85 per share. The first grant vests in equal portions on June 30 of each of 2005, 2006, 2007 and 2008. The second grant will vest on May 29, 2014, subject to acceleration upon the achievement of certain clinical, financial and operational milestones. On January 10, 2005, we granted 25,000 shares of restricted stock to Dr. Maddon as additional long term incentive compensation pursuant to his employment agreement. The restrictions on the stock lapse over four years, beginning June 20, 2005.

The initial term of the agreement expires on July 1, 2005, and may be extended to July 1, 2007 absent 90-day notice of non-extension by either party. If the agreement is not renewed under certain circumstances, Dr. Maddon would be entitled, in addition to salary and expense reimbursement through the date of the expiration of the agreement, to a lump sum equal to Dr. Maddon’s annual salary and average bonus (as defined in the agreement), benefits for a period of one year and acceleration of vesting of options. We are currently in discussions with Dr. Maddon regarding the renewal of his employment agreement and expect that the agreement will be renewed.

The agreement provides that, upon termination by us without cause (as defined in the agreement) or by Dr. Maddon for good reason (as defined in the agreement, which includes Dr. Maddon’s failure to be our director other than by reason of his resignation), we will pay to Dr. Maddon a lump sum equal to two times the sum of Dr. Maddon’s annual salary and average bonus (as defined in the agreement), we will continue for two years to provide Dr. Maddon benefits and the options referred to above will become fully vested and exercisable. Upon termination by us without cause or by Dr. Maddon for good reason within two years following a change in control (as defined in the agreement), or upon termination by us without cause within three months preceding a change in control, we will pay to Dr. Maddon a lump sum equal to three times the sum of Dr. Maddon’s salary and average bonus, we will continue for three years to provide Dr. Maddon benefits and the options referred to above will become fully vested and exercisable. In the event that any payment under the agreement constitutes an excess parachute payment under Section 280G of the U.S. Internal Revenue Code, Dr. Maddon will be entitled to additional gross-up payments such that the net amount retained by Dr. Maddon after deduction of any excise taxes and all other taxes on the gross-up payments will be equal to the net amount that would have been retained from the initial payments under the agreement.

Robert J. Israel, M.D.

We have an employment arrangement with Robert J. Israel, M.D. pursuant to which he serves as our Senior Vice President, Medical Affairs at an annual salary in 2005 of $312,000 and is entitled to nine months’ salary if his employment is terminated by us without cause.

Ronald J. Prentki

On March 4, 2005, Ronald J. Prentki notified us of his resignation as our President and a Director. Mr. Prentki is leaving to pursue other interests. Mr. Prentki served as our President pursuant to an employment agreement dated May 16, 2001. The agreement required us to pay Mr. Prentki salary at an initial annual rate of $317,000, subject to annual review and increase by our Board of Directors or a committee thereof. The agreement provided that, upon termination by us without cause (as defined in the agreement) or by Mr. Prentki for good reason (as defined in the agreement), we would continue for one year to pay Mr. Prentki’s annual salary and benefits and a bonus based on the bonus paid to Mr. Prentki in the year prior to such termination. Because Mr. Prentki voluntarily terminated his employment, we are not required under the agreement to make the payments described in the preceding sentence.

On May 16, 2001, we granted to Mr. Prentki two ten-year stock options pursuant to the employment agreement. The first grant was an option to purchase 225,000 shares of common stock at an exercise price of $14.06 per share, such option vesting in equal portions in six-month increments over the term of the agreement. The second grant was a ten-year option to purchase 100,000 shares of common stock at an exercise price of $14.06 per share, which would have vested on May 16, 2010 subject to accelerated vesting on the achievement of certain valuation- based milestones. On July 1, 2004, we granted to Mr. Prentki a ten-year option to purchase

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36,800 shares of common stock at an exercise price of $16.85 per share. The option would have vested on June 1, 2014 subject to accelerated vesting on the achievement of certain clinical, financial and operational milestones. The 2001 options and the 2004 options are exercisable by Mr. Prentki, to the extent previously vested, for six months following his resignation.

Each of the employment agreements of Dr. Maddon, Dr. Israel and Mr. Prentki contain certain restrictive covenants for our benefit relating to non-disclosure by the executives of our confidential business information, our right to inventions and intellectual property, non- solicitation of our employees and customers and non-competition by the executives with our business.

Indebtedness of Management

On February 16, 2000, we entered into an agreement to provide Dr. Israel with a loan of up to $100,000 to assist in the purchase of a home closer to our principal place of business. The loan was evidenced by a promissory note bearing interest at the rate of 6% per year and calling for $10,000 principal payments on June 30 and December 31 of each year. Under the agreement with Dr. Israel, principal and interest under the promissory note was forgiven and treated as additional compensation so long as Dr. Israel was our employee when such amounts become due. At December 31, 2004, $100,000 had been extended under the loan agreement and $114,756, comprising the full amount due, had been forgiven.

Compensation of Directors

Kurt W. Briner and Paul F. Jacobson each receive $40,000 as compensation for their services as Co-Chairmen of the Board. In addition, on January 10, 2005, the Board of Directors granted to each of Messrs. Briner and Jacobson an option to purchase 25,000 shares of our common stock at an exercise price of $15.98 per share, 10,000 shares of which vested immediately, with the remaining shares to vest on December 31, 2005.

In addition to the above retainer fees and option grants, Messrs. Briner and Jacobson receive compensation for their services as non-employee directors of Progenics. Our non-employee directors are entitled to payment for their services as follows:

•	$2,000 for each meeting of the Board of Directors attended in person, $1,000 for each in-person meeting attended by telephone and $500 for participation in each telephonic meeting;

•	for committee meetings held other than in conjunction with a meeting of the entire Board, $1,000 for attendance in person and $500 for telephonic participation;

•	for committee meetings held on the day after a meeting of the entire Board, $500 for participation;

•	for committee meetings held on the same day, no additional compensation is paid;

•	an annual retainer fee of $15,000, except for Messrs. Briner and Jacobson who are entitled to an annual retainer fee of $40,000 as described above; and

•
an option to purchase 10,000 shares of our common stock granted annually on each July 1 with an exercise price equal to the fair market value as of the date of grant, provided that with regard to the option grant on July 1, 2005, Messrs. Briner and Jacobson will not be entitled to that option grant.

In addition, the Audit Committee chairman (currently, Mr. Jacobson) is entitled to an additional annual retainer fee of $5,000, the Compensation Committee chairman (currently, Mr. Dalton) is entitled to an additional annual retainer fee of $2,500, and the Nominating and Corporate Governance Committee chairman (currently, Mr. Baker) is entitled to an additional annual retainer fee of $2,500.

Dr. Goff and Dr. Scheinberg also receive compensation in the form of cash or cash and stock options, respectively, for service on our Virology Scientific Advisory Board and Cancer Scientific Advisory Board, respectively. In 2004, Dr. Goff received $30,000 for such service. Dr. Scheinberg received $28,000 and 5,000 stock options, granted in quarterly increments of 1,250 shares per quarter with a strike price equal to fifty percent (50%) of the average closing price for the thirty trading days preceding the grant, for his service on our Scientific Advisory Board. For the fiscal year ended December 31, 2004, we had a compensation expense of $79,640 with respect to the options granted to Dr. Scheinberg for his service on our Scientific Advisory Board.

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Report of the Compensation Committee of the Board of Directors on Executive Compensation

During 2004, the Compensation Committee of Progenics’ Board of Directors (the “Compensation Committee”) consisted of three non-employee directors: Mark F. Dalton, as Chairman, Charles A. Baker and Paul F. Jacobson. Each of the members of the Compensation Committee has been affirmatively determined by the Board of Directors to be an “independent director” as defined by Nasdaq Marketplace Rule 4200(a)(15). The Compensation Committee operates under a written Charter adopted by the Compensation Committee and approved by the Board of Directors as a whole.

The Compensation Committee’s policies applicable to the compensation of Progenics’ executive officers are based on the principle that total compensation should be set to attract and retain those executives critical to the overall success of Progenics and should reward executives for their contributions to the enhancement of stockholder value.

The key elements of the executive compensation package are base salary, employee benefits applicable to all employees, an annual discretionary bonus and long-term incentive compensation, typically in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to align the interests of executives with those of the stockholders.

In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Progenics’ performance such as progress in the development of the company’s products, the engagement of corporate partners for the commercial development and marketing of products and the success of Progenics in raising the funds necessary to conduct research and development. The Compensation Committee’s consideration of such factors is subjective and informal. In 2004, the Compensation Committee also employed an outside consulting firm to evaluate the compensation of executive officers in comparison with similar officers at peer companies.

The compensation of Dr. Paul J. Maddon, the Chief Executive Officer of Progenics, for 2004 consisted of the $515,000 in annual salary and $150,000 in a year-end discretionary bonus. In determining the terms of Dr. Maddon’s employment, including Dr. Maddon’s compensation thereunder, the Compensation Committee was mindful of the importance of Dr. Maddon’s leadership and contributions to Progenics’ progress in its programs in HIV therapeutics, symptom management and supportive care therapeutics and cancer therapeutics, Progenics’ achievements and progress in the past and the prospect that Dr. Maddon will continue to make significant contributions to Progenics’ performance in the future.

By the Compensation Committee of the Board of Directors

Mark F. Dalton, Chairman
Charles A. Baker
Paul F. Jacobson

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COMPARATIVE STOCK PERFORMANCE GRAPH

The graph below compares the cumulative stockholder return on our common stock with the cumulative stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming the investment in each equaled $100 on December 31, 1999. We have also set forth in the table below the comparative performance of our common stock and the indexes stated above at December 31, 1997 and 1998, assuming an investment of $100 at the December 31, 1999 price.

CERTAIN TRANSACTIONS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals to the fullest extent permitted by Delaware law for certain liabilities to which they may become subject as a result of their affiliation with us.

On July 1, 2001 and September 1, 2001, we contracted with the Albert Einstein College of Medicine of Yeshiva University to perform certain specified research services relating to identified research and development projects. The contracts provide that the required research will be performed by an Albert Einstein research center laboratory headed by Tatjana Dragic, Ph.D., who is the spouse of our Chief Executive Officer and Chief Science Officer. In 2004, we paid Albert Einstein College of Medicine $87,839 for their services. In addition, we employ two research scientists at an aggregate cost of approximately $141,077 and who are assigned to Dr. Dragic’s laboratory to assist with research being performed on our behalf.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING AND COMPLIANCE

Based solely on a review of the reports under Section 16(a) of the Exchange Act and representations furnished to us with respect to the last fiscal year, we believe that each of the persons required to file such reports is in compliance with all applicable filing requirements, except for the following: Dr. Maddon, Mr. Jacobson, Dr. Goff, Mr. Dalton, Mr. Briner and Mr. Baker each filed a late Form 4, relating to one transaction each; Mr. Prentki, Mr. McKinney and Dr. Israel each filed two late Form 4s, relating to four, eight and seven transactions, respectively; Dr. Scheinberg filed three late Form 4s, relating to eight transactions. In addition, Mr. Prentki, Mr. McKinney and Dr. Israel each filed a Form 5 on February 14, 2005 to report employee stock options received in January, April, July and October of 2004 pursuant to our Non-Qualified Employee Stock Purchase Plan. Dr. Maddon filed a Form 5 on February 14, 2005 to report the transfer of shares in October 2004 to a trust, of which his spouse is the beneficiary, and the receipt of Non-Qualified Employee Stock Purchase Plan options in January, April, July and October of 2004. Our former General Counsel, Philip Yachmetz, failed to report Non-Qualified Employee Stock Purchase Plan options received in January and April of 2004. We are continuing to monitor the effectiveness of our policies and procedures which are designed to ensure compliance with Section 16 reporting requirements.

VOTING

Those nominees receiving a plurality of the votes cast will be elected directors. Abstentions and broker non-votes will not affect the outcome of the election.

Our Board of Directors deems the election of the seven nominees listed above as directors to be in our and our stockholders’ best interests and recommends a vote “FOR” their election.

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PROPOSAL II: APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

The Board of Directors has adopted our 2005 Stock Incentive Plan, which we refer to in this proxy statement as the “Plan”, subject to stockholder approval, to provide for the award of equity-based and other incentive compensation to our employees, officers, directors, consultants, advisors and other individual service providers. The Plan provides for the award of stock options, stock appreciation rights, restricted stock, stock units, stock awards and performance awards. The Plan will allow us to make awards that qualify as “performance-based compensation” under section 162(m) of the Internal Revenue Code, which we refer to in this proxy statement as the “Code”.

The Board has adopted the Plan because the shares originally reserved for issuance under our Amended and Restated 1996 Stock Incentive Plan, which we refer to in this proxy statement as the “Prior Plan”, are expected to be fully utilized in the near term. The Prior Plan will continue in effect until either the remaining shares authorized for issuance under such plan (approximately 261,079 shares as of April 6, 2005) are utilized or such plan terminates in accordance with its terms, if earlier.

The following is a summary of the material terms of the Plan. This summary is qualified by reference to the full text of the Plan, which is attached hereto as Annex A.

Description of the Plan

Purpose.     The purpose of the Plan is to further align the interests of our employees, officers, directors, consultants, advisors and other individual service providers with those of the stockholders by providing incentive compensation opportunities tied to the performance of our common stock and by promoting increased ownership of our common stock by such individuals. The Plan is also intended to advance our interests and those of our stockholders by helping to attract, retain and motivate personnel upon whose judgment, initiative and effort the successful conduct of our business is largely dependent.

Reservation of Shares.     Subject to stockholder approval at the 2005 Annual Meeting, and subject to adjustments as described below, the maximum aggregate number of shares of our common stock that may be issued pursuant to awards granted under the Plan will be 2,000,000 shares. From such aggregate Plan limit, the maximum number of shares of common stock that may be issued under all awards of restricted stock awards, stock unit awards and stock awards under the Plan shall be limited in the aggregate to 1,000,000 shares. Shares of our common stock issued and sold under the Plan may be either authorized but unissued shares or shares held in our treasury. To the extent that any award under the Plan payable in shares of common stock is forfeited, cancelled, returned to us for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of common stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to awards under the Plan. In addition, any shares of common stock exchanged by a participant or withheld from a participant as full or partial payment to us of the exercise price or the tax withholding upon exercise or payment of an award under the Plan will be returned to the number of shares of common stock available for issuance under the Plan. Any awards settled in cash will not be counted against the share limitations under the Plan.

Adjustments.     In the event of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to our common stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting our common stock, appropriate and equitable adjustments may be made to the number and kind of shares of common stock available for grant, as well as to other maximum limitations under the Plan, and the number and kind of shares of common stock or other rights and prices under outstanding awards to prevent dilution or enlargement of a participant’s rights under an award.

Administration.     The Plan is to be administered by the Compensation Committee of the Board of Directors. The Compensation Committee shall, to the extent deemed necessary or advisable by the Board, be constituted so each committee member will satisfy the requirements for (i) an “independent director” as defined by the Nasdaq Marketplace rules, (ii) a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an “outside director” under section 162(m) of the Code. Subject to the limitations set forth in the

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Plan, the Compensation Committee has the authority to determine the persons to whom awards are to be granted, the types of awards to be granted, the time at which awards will be granted, the number of shares of common stock, units or other rights subject to each award, the exercise, base or purchase price of an award, the time or times at which the award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an award, and the duration of the award. Subject to the terms of the Plan, the Compensation Committee shall have the authority to amend the terms of an award in any manner that is permitted by the Plan for the grant of an award, provided that no such action shall adversely effect the rights of a participant with respect to an outstanding award without the participant’s consent. The Compensation Committee will have the right, from time to time, to delegate to one or more of our officers the authority of the Compensation Committee to grant and determine the terms and conditions of awards, subject to certain limitations. Any awards under the plan made to non-employee members of the Board must be approved by the Board.

Eligibility.     Awards under the Plan may be granted to any of our current or prospective employees, officers, directors, consultants, advisors or other individual service providers. As of April 6, 2005, we had 131 employees.

Stock Options.     Stock options granted under the Plan may be issued as either incentive stock options, within the meaning of section 422 of the Code, or as nonqualified stock options. The exercise price of an option will be not less than 100% of the fair market value of a share of our common stock on the date of the grant of the option, or such higher amount as determined by the Compensation Committee. The Compensation Committee will determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of employment or service of a participant. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of options at any time. The maximum term of an option will be ten years from the date of grant. In the case of incentive stock options, for purposes of section 422 of the Code, the maximum value of shares of common stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by an employee in any one year is limited to $100,000. Subject to adjustments as described above, the maximum number of shares of common stock that may be covered under options granted under the Plan to any participant in any calendar year is 750,000 shares of common stock.

To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash, (ii) in shares of common stock that have been held for at least six months, (iii) through an open-market broker-assisted transaction, (iv) by combination of any of the above methods, or (v) by such other method approved by the Compensation Committee, and must pay any required tax withholding amounts. All options are nontransferable except upon death by the participant’s will or the laws of descent and distribution or, in the case of nonqualified options, to a participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), or as otherwise permitted by the Committee, in each case as may be approved by the Compensation Committee in its discretion at the time of the proposed transfer. To the extent required by the applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market, without the prior approval of the Company’s stockholders, the Plan prohibits the cancellation, substitution or amendment of an option for the purpose of reducing the exercise price of a previously granted option, except for equitable adjustments for any recapitalization, reclassification or other change in our corporate structure, as described above.

Stock Appreciation Rights.     A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of common stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of common stock as to which the right is being settled or exercised. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price of a stock appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of employment or service of a participant. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of stock appreciation

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rights at any time. The maximum term of a stock appreciation right will be ten years from the date of grant. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to stock appreciation rights granted under the Plan to any participant during any calendar year is 750,000 shares of common stock. Subject to the requirements of section 409A of the Code, stock appreciation rights may be payable in cash or in shares of common stock or in a combination of both. To the extent required by the applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market, without the prior approval of the Company’s stockholders, the Plan prohibits the cancellation, substitution or amendment of a stock appreciation right for the purpose of reducing the exercise price of a previously granted stock appreciation right, except for equitable adjustments for any recapitalization, reclassification or other change in our corporate structure, as described above.

Restricted Stock Awards.     A restricted stock award represents shares of our common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of a restricted stock award at any time. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the rights of a Progenics stockholder, including all voting and dividend rights, during the restriction period, unless the Compensation Committee determines otherwise at the time of the grant. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to restricted stock awards granted under the Plan to any participant during any calendar year is 250,000 shares of common stock.

Stock Units.     An award of stock units provides the participant the right to receive a payment based on the value of a share of common stock. Stock units may be subject to vesting requirements, restrictions and conditions to payment as determined by the Compensation Committee. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of a stock unit award at any time. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. A stock unit award shall become payable to a participant at the time or times determined by the Compensation Committee and set forth in the award agreement, which may be upon or following the vesting of the award. Stock unit awards are payable in cash or in shares of common stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to stock units granted under the Plan to any participant during any calendar year is 250,000 shares of common stock.

Stock Awards.     A stock award represents shares of common stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Compensation Committee. The Compensation Committee may, in connection with any stock award, require the payment of a specified purchase price. Upon the issuance of shares of common stock under a stock award, the participant shall have all rights of a stockholder with respect to such shares of common stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to stock awards granted under the Plan to any participant during any calendar year is 250,000 shares of common stock.

Performance Awards.     The Compensation Committee may grant performance awards under the Plan, which shall represent the right to receive a payment in cash if performance goals established by the Compensation Committee for a performance period are satisfied. The Compensation Committee may grant performance awards that are intended to qualify as performance-based compensation under section 162(m) of the Code, as well as performance awards that are not intended to so qualify. At the time a performance award is granted, the Compensation Committee will determine, in its sole discretion, the applicable performance period and performance goals to be achieved during the performance period, as well as such other conditions as the Compensation Committee deems appropriate. The Compensation Committee may also determine a target payment amount or a range of payment amounts for each award. The maximum amount of compensation that may be payable to a participant during any one calendar year with respect to performance awards is $1 million. In

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the case of performance awards that are intended to qualify as performance-based compensation under section 162(m) of the Code, the Compensation Committee will designate performance criteria from among the criteria set forth below.

Section 162(m) Awards.     Awards of options and stock appreciation rights granted under the Plan are intended by their terms to qualify for the performance-based compensation exception under section 162(m) of the Code. In addition, the Compensation Committee may grant awards of restricted stock, stock units, stock awards or performance awards that are intended to qualify for the performance-based compensation exception under section 162(m) of the Code. Under section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable). For each such award, the performance criteria upon which the payment or vesting may be based shall be limited to one or more of the following performance measures, which may be applied with respect to Progenics, any subsidiary or any business unit: (i) total stockholder return; (ii) stock price increase; (iii) return on equity; (iv) return on capital; (v) return on investment; (vi) earnings per share, diluted or basic; (vii) EBIT (earnings before interest and taxes); (viii) EBITDA (earnings before interest, taxes depreciation, and amortization); (ix) cash flow (including operating cash flow, free cash flow, discounted cash flow, and cash flow in excess of costs of capital); (x) net or gross revenue; (xi) operating expenses; (xii) gross or operating margin; (xiii) execution of a corporate collaboration agreement relating to one of our product candidates; (xiv) acceptance by the U.S. Food and Drug Administration (“FDA”) or a comparable foreign regulatory authority of a final New Drug Application, a Biologic License Application or similar document; (xv) approval for marketing of one of our product candidates by the FDA or a comparable foreign regulatory authority; (xvi) obtaining a specified level of financing for us, as determined by the Compensation Committee, including through government grants (or similar awards) and the issuance of securities; and (xvii) commencement of a particular stage of clinical trials for one of our product candidates. The foregoing performance criteria shall have any reasonable definitions that the Compensation Committee may specify, which may include or exclude any items specified by the Compensation Committee, including, but not limited to, any or all of the following items: discontinued operations, extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency or interest rate fluctuations, effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities), changes in tax rates, expenses for restructuring or productivity initiatives, litigation losses, non-operating items, effects of acquisitions or divestitures and changes of law or regulation affecting our business. The foregoing performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years, or related to other companies or indices, or as ratios expressing relationships between two or more performance measures.

Effect of Change in Control.     The Compensation Committee may, in an award agreement, provide for the effect of a “change in control” (as defined in the Plan or the applicable award agreement) on an award. These provisions may include the acceleration of vesting of an award, the elimination or modification of performance or other conditions, the extension of the time for exercise or realizing gain from an award, the acceleration of payment, cash settlement of an award or other adjustments that the Compensation Committee considers appropriate.

Term; Amendment and Termination.     The term of the Plan is ten years from the date of its adoption by the Board. The Plan will terminate on April 4, 2015, unless earlier terminated by the Board. The Board may terminate or amend the Plan at any time, subject to stockholder approval under certain circumstances provided in the Plan. However, no termination or amendment of the Plan will adversely affect the rights of a participant under any previously granted award.

New Plan Benefits

During fiscal 2004, stock options were granted under the Prior Plan to the our named executive officers as set forth in the table captioned “Stock Option Grants in the Fiscal Year Ended December 31, 2004” above, and restricted stock was granted under the Prior Plan to our named executive officers as set forth in the table captioned “Summary Compensation Table” above. In addition, stock options were granted during the year to all of our executive officers as a group to purchase 186,800 shares of common stock at a weighted average exercise price of $17.24 per share; and 60,800 shares of restricted stock were granted to all of our executive officers as a

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group. Stock options were granted to all of our other employees as a group to purchase 280,000 shares of common stock at a weighted average exercise price of $17.33 per share; and 88,950 shares of restricted stock were granted to all other employees of Progenics as a group. Stock options were granted to our non-employee directors as a group to purchase 5,000 shares of common stock at a weighted average exercise price of $8.11 per share; and 18,000 shares of restricted stock were granted to our non-employee directors as a group.

The terms and number of stock options or other awards to be granted in the future under the Plan are to be determined in the discretion of the Compensation Committee. Since no such determinations have yet been made, the benefits or amounts that will be received by or allocated to our executive officers, directors or other eligible employees cannot be determined at this time.

As of April 6, 2005, the closing price on the Nasdaq National Market of our common stock was $17.48 per share.

U.S. Federal Income Tax Consequences

The following summarizes the United States federal income tax consequences of awards under the Plan to participants who are subject to United States tax. The tax consequences of the Plan to us and participants in other jurisdictions are not summarized below. The federal income tax treatment of certain types of awards under the Plan may be affected beginning in 2005 by recently enacted tax legislation.

Stock Options.     An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of common stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares of common stock over the exercise price. The tax basis of the shares of common stock in the hands of the optionee will equal the exercise price paid for the shares of common stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares of common stock for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares of common stock will recognize short-term or long-term capital gain or loss measured by the difference between the tax basis of the shares of common stock and the amount realized on the sale. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of common stock and will not generally recognize income upon exercise of the option, provided that the optionee is our employee at all times from the date of grant until three months prior to exercise. If an optionee who has exercised an incentive stock option sells the shares of common stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares of common stock before the expiration of the foregoing holding periods will generally recognize ordinary income upon the sale, and we will be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Other Awards.     The current United States federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following: (i) stock appreciation rights are generally subject to ordinary income tax at the time of exercise or settlement; (ii) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (iii) stock units and performance awards are generally subject to ordinary income tax at the time of payment, and (iv) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Section 162(m).     Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. Awards that qualify as “performance-based compensation” are exempt from section 162(m), thus allowing us the full federal tax deduction otherwise permitted for such compensation. If approved by our stockholders, the Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of section 162(m).

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2004, certain information related to our equity compensation plans.

Plan category	(a) Number of shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of shares remaining available for future issuance (excluding securities reflected in 1st column)

Equity compensation plans approved by stockholders	4,235,369(1)	$13.93	680,675(2)
Equity compensation plans not approved by stockholders(3)	649,222	4.48	—

Total	4,884,591	$12.67	680,675

(1)	Does not include options issued under the Employee Stock Purchase Plan or the Non-Qualified Employee Stock Purchase Plan.
(2)	Includes 308,419 shares available for issuance under the Employee Stock Purchase Plan and 220,322 shares available for issuance under the Non-Qualified Employee Stock Purchase Plan.
(3)
Consists of our 1989 Non-Qualified Stock Option Plan, the 1993 Stock Option Plan, as amended, and the 1993 Executive Stock Option Plan. See the Notes to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2004.

VOTING

A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for the approval of the 2005 Stock Incentive Plan.

Our Board of Directors deems approval of the 2005 Stock Incentive Plan to be in our and our stockholders’ best interests and recommends that holders of common stock vote FOR Proposal II.

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PROPOSAL III: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1994.

A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if she desires to do so and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Audit Committee is submitting the selection of our independent registered public accounting firm for ratification at the meeting. If this selection is not ratified, the Audit Committee will reconsider its choice.

Fees Billed for Services Rendered by our Independent Registered Public Accounting Firm

The following table discloses the fees that PricewaterhouseCoopers LLP billed for professional services rendered to us in each of the last two fiscal years:

	Fees

Type of Fee	2004	2003

Audit Fees(1)	$899,395	$470,000
Audit Related Fees(2)	50,000	54,900
Tax Fees(3)	16,000	15,760
All Other Fees(4)	1,613	—

(1)
Consisted of fees billed by PricewaterhouseCoopers LLP in connection with (i) the audit of our annual financial statements and reviews of our quarterly interim financial statements, totaling approximately $861,275 in 2004 and approximately $211,000 in 2003; (ii) the filing of registration statements with the Securities and Exchange Commission, totaling approximately $26,620 in 2004 and $244,000 in 2003; and (iii) the audit of the annual financial statements of PSMA Development Company LLC, 50% which we are responsible for, totaling an expense to us of approximately $11,500 in 2004 and $15,000 in 2003.

(2)
Consisted of fees billed by PricewaterhouseCoopers LLP for accounting advice, including internal control reviews and consultations concerning financial accounting and reporting standards, as well as fees billed in connection with the audit of certain accounts according to the terms of our grants from the National Institutes of Health, which totaled approximately $49,000 in 2003. PricewaterhouseCoopers LLP has not yet completed its work on the 2004 grant audit. We expect fees for the 2004 grant audit to be comparable to the fees incurred for 2003.

(3)
Consisted of fees billed by PricewaterhouseCoopers LLP for tax-related services, including tax return preparation and advice. Fees billed by PricewaterhouseCoopers LLP for (i) tax return preparation and other tax-related services totaling $11,660 and (ii) tax return preparation for PSMA Development Company LLC, 50% of which we are responsible for, totaling an expense to us of $4,100. PricewaterhouseCoopers LLP has not yet completed its work on our and PSMA Development Company LLC’s tax returns for the fiscal year ended December 31, 2004. We expect tax-related fees for 2004 will be comparable to the fees incurred in 2003.

(4)	Consisted of fees to PricewaterhouseCoopers LLP for a proprietary internet-based subscription service.

Pre-approval of Audit and Non-Audit Services by the Audit Committee

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence. On or around January of every year, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided by the independent registered public accounting firm has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee.

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Report of the Audit Committee of the Board of Directors

During 2004, the Audit Committee of the Progenics’ Board of Directors (the “Audit Committee”) consisted of three non-employee directors: Paul F. Jacobson, as Chairman, Kurt W. Briner and Charles A. Baker. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the Nasdaq Marketplace rule that governs audit committee composition, including the requirements that Audit Committee members satisfy the criteria for Audit Committee membership as stated in the Sarbanes-Oxley Act of 2002 and the rules promulgated by the SEC thereunder. The Audit Committee operates under a written Charter adopted by the Audit Committee and approved by the Board of Directors as a whole.

As set forth in its charter, the Audit Committee’s role is one of oversight. Progenics’ management is responsible for preparing Progenics’ financial statements and the independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee’s primary function is to assist the Board in monitoring and overseeing the integrity of Progenics’ financial statements, systems of internal control and the audit process. Additionally, the Audit Committee selects, subject to stockholder ratification, the independent registered public accounting firm for Progenics. In this context the Audit Committee has met and has reviewed and discussed with management and the independent registered public accounting firm Progenics’ audited financial statements as of and for the year ended December 31, 2004. The Audit Committee has also discussed with members of the independent registered public accounting firm each of the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and the Committee has discussed with the independent registered public accounting firm its independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to Progenics beyond those rendered in connection with their audit and review of Progenics’ financial statements was compatible with maintaining their independence and discussed with them any relationships that may impact their objectivity and independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent registered public accounting firm for audit and non-audit services in 2004. Information about the independent registered public accounting firm’s fees for 2004 is listed above in this proxy statement under “Fees Billed for Services Rendered by Independent Registered Public Accounting Firm.” Based on these discussions and considerations, the Audit Committee is satisfied as to the independent registered public accounting firm’s independence.

The members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of Progenics’ financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the independent registered public accounting firm is in fact “independent.”

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Progenics Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee has also determined, subject to stockholder approval, to retain PricewaterhouseCoopers LLP as independent registered public accounting firm for Progenics for the fiscal year ending December 31, 2005.

By the Audit Committee of the Board of Directors

Paul F. Jacobson, Chairman
Kurt W. Briner
Charles A. Baker

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VOTING

A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Our Board of Directors deems the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm to be in our and our stockholders’ best interests and recommends that holders of common stock vote FOR Proposal III.

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INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
COMMON STOCK BY CERTAIN STOCKHOLDERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth certain information, as of March 1, 2005, except as noted, regarding the beneficial ownership of our common stock by (i) each person or group known to the us to be the beneficial owner of more than 5% of our common stock outstanding, (ii) each of our directors, (iii) each of our executive officers named below and (iv) all of our directors and executive officers as a group.

	Shares Beneficially Owned(2)

Name and Address of Beneficial Owner(1)	Number	Percent

Entities affiliated with Tudor Investment Corporation(3)	2,342,388	13.4%
1275 King Street
Greenwich, CT 06831
Paul Tudor Jones, II(4)	2,888,513	16.5%
1275 King Street
Greenwich, CT 06831
Entities affiliated with Samuel D. Isaly(5)	1,468,700	8.4%
OrbiMed Advisors LLC
c/o Samuel D. Isaly
767 Third Avenue, 30th Floor
New York, NY 10017
Entities affiliated with Philip B. Korsant(6)	1,120,000	6.4%
Ziff Asset Management, L.P.
c/o Philip B. Korsant
283 Greenwich Avenue
Greenwich, CT 06830
Elizabeth R. Foster, Michael P. Walsh and Kilkenny Capital Management, L.L.C.(7)	1,808,788	6.2%
c/o Kilkenny Capital Management, L.L.C.
311 South Wacker Drive, Suite 6350
Chicago, IL 60606
Paul J. Maddon, M.D., Ph.D.(8)	1,707,377	9.2%
Charles A. Baker(9)	76,481	*
Kurt W. Briner(10)	118,000	*
Mark F. Dalton(11)	2,484,888	14.0%
Stephen P. Goff, Ph.D.(12)	124,000	*
Paul F. Jacobson(13)	256,100	1.5%
David A. Scheinberg, M.D., Ph.D.(14)	165,438	*
Robert J. Israel, M.D.(15)	202,083	1.1%
Robert A. McKinney(16)	158,021	*
Ronald J. Prentki(17)	443,539	2.5%
All directors and executive officers as a group(18)	5,812,098	29.2%

*	Less than one percent.
(1)	Unless otherwise specified, the address of each beneficial owner is c/o Progenics Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591.

(footnotes continued on next page)

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(footnotes continued from previous page)

(2)
Except as indicated and pursuant to applicable community property laws, each stockholder possesses sole voting and investment power with respect to the shares of common stock listed. The number of shares of common stock beneficially owned includes the shares issuable pursuant to stock options to the extent indicated in the footnotes in this table. Shares issuable upon exercise of these options are deemed outstanding for computing the percentage of beneficial ownership of the person holding the options but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

(3)
The number of shares owned by entities affiliated with Tudor Investment Corporation (TIC) consists of 1,820,068 shares held of record by The Tudor BVI Portfolio Ltd., a company organized under the law of the Cayman Islands (Tudor BVI), 287,813 shares held of record by TIC, 193,126 shares held of record by Tudor Arbitrage Partners L.P. (TAP), 25,981 shares held of record by Tudor Proprietary Trading, L.L.C. (TPT), and 15,400 shares held of record by Tudor Global Trading LLC (TGT). In addition, because TIC provides investment advisory services to Tudor BVI, it may be deemed to beneficially own the shares held by such entity. TIC disclaims beneficial ownership of such shares. TGT is the general partner of TAP. Tudor Group Holdings LLC (TGH) is the sole member of TGT and indirectly holds all of the membership interests of TPT. TGH is also the sole limited partner of TAP. TGH expressly disclaims beneficial ownership of the shares beneficially owned by each of such entities. TGT disclaims beneficial ownership of shares held by TAP. The number set forth does not include shares owned of record by Mr. Jones and Mr. Dalton. See Notes 4 and 11.

(4)
Includes 2,342,388 shares beneficially owned by entities affiliated with TIC. Mr. Jones is the Chairman and indirect principal equity owner of TIC, TPT and TGT, and the indirect principal equity owner of TAP. Mr. Jones may be deemed to be the beneficial owner of shares beneficially owned, or deemed beneficially owned, by entities affiliated with TIC. Mr. Jones disclaims beneficial ownership of such shares. See Note 3.

(5)
Based on a Schedule 13G/A filed on February 14, 2005, the number of shares owned by entities affiliated with Samuel D. Isaly consists of shares held (1,142,200 in the case of OrbiMed Advisors LLC, a Delaware limited liability company, and 326,500 in the case of OrbiMed Capital LLC, a Delaware limited liability company) on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or proceeds from sale of, such shares. OrbiMed Advisors LLC and OrbiMed Capital LLC hold shares on behalf of Caduceus Capital Master Fund Limited (357,500 shares), Caduceus Capital II, L.P. (180,000 shares), UBS Eucalyptus Fund, LLC (338,000 shares), PaineWebber Eucalyptus Fund, LLC (42,000 shares), HFR SHC Aggressive Fund (43,500 shares), Knightsbridge Post Venture IV L.P. (49,200 shares), Knightsbridge Integrated Holdings, V, LP (51,100 shares), Knightsbridge Netherlands II, LP (13,200 shares), Knightsbridge Integrated Holdings IV Post Venture, LP (17,100 shares), Knightsbridge Post Venture III, LP (20,900 shares), Knightsbridge Netherlands I LP (15,700 shares), Knightsbridge Netherlands III LP (8,300 shares), Knightsbridge Integrated Holdings II Limited (23,700 shares), Knightsbridge Venture Capital IV, L.P. (10,900 shares), Knightsbridge Venture Capital III LP (6,900 shares), Knightsbridge Venture Capital VI LP (4,400 shares), Finsbury Worldwide Pharmaceutical Trust (225,000 shares), Topanga XIII Inc. (58,000 shares), and Caduceus Capital III, LP (3,300 shares). Samuel D. Isaly shares voting and dispositive power over the shares held by OrbiMed Advisors LLC and OrbiMed Capital LLC.

(6)
Based on a Schedule 13G filed on January 31, 2005, the number of shares owned by entities affiliated with Philip B. Korsant consists of 1,120,000 shares held by Ziff Asset Management, L.P., a Delaware limited partnership. Mr. Korsant and PBK Holdings, Inc., a Delaware corporation, share voting and dispositive power over the shares held by Ziff Asset Management, L.P.

(7)
Based on a Schedule 13G filed on February 14, 2005, Elizabeth R. Foster, Michael P. Walsh and Kilkenny Capital Management, L.L.C., a Delaware limited liability company, constitute a group (as defined in Rule 13d-5(b)(1)) and share voting and dispositive power over the 1,080,788 shares.

(8)
Includes 1,139,775 shares issuable upon exercise of options exercisable within 60 days of March 1, 2005 and 25,000 shares of restricted stock. Also includes 1,000 shares held by Dr. Maddon’s spouse, the beneficial ownership of which Dr. Maddon disclaims. Excludes 99,171 shares held by a trust, of which his spouse is the beneficiary; neither Dr. Maddon nor his spouse has investment control over such trust.

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(footnotes continued from previous page)

(9)
Includes 18,481 shares owned by the Baker Family Limited Partnership and 55,000 shares issuable upon exercise of options held by Mr. Baker and exercisable within 60 days of March 1, 2005. Also includes 3,000 shares of restricted stock.

(10)	Includes 115,000 shares issuable upon exercise of options held by Mr. Briner exercisable within 60 days of March 1, 2005. Also includes 3,000 shares of restricted stock.
(11)
Includes 71,000 shares held of record directly by Mr. Dalton (including 3,000 shares of restricted stock), 55,000 shares issuable upon exercise of options held by Mr. Dalton exercisable within 60 days of March 1, 2005 and 16,500 shares held of record by DF Partners, a family partnership of which Mr. Dalton is the sole general partner. The number set forth also includes 2,342,388 shares beneficially owned by entities affiliated with TIC. Mr. Dalton is President and an equity owner of TIC and TGH. Mr. Dalton is also the President and an indirect equity owner of TGT and TPT. Mr. Dalton disclaims beneficial ownership of shares beneficially owned, or deemed beneficially owned, by entities affiliated with TIC and DF Partners, except to the extent of his pecuniary interest therein. See Note 3.

(12)	Includes 87,500 shares issuable upon exercise of options held by Dr. Goff exercisable within 60 days of March 1, 2005. Also includes 3,000 shares of restricted stock.
(13)	Includes 65,000 shares issuable upon exercise of options held by Mr. Jacobson exercisable within 60 days of March 1, 2005. Also includes 3,000 shares of restricted stock.
(14)	Includes 142,750 shares issuable upon exercise of options held by Dr. Scheinberg exercisable within 60 days of March 1, 2005. Also includes 3,000 shares of restricted stock.
(15)	Includes 180,000 shares issuable upon exercise of options held by Dr. Israel exercisable within 60 days of March 1, 2005. Also includes 7,500 shares of restricted stock.
(16)	Includes 143,750 shares issuable upon exercise of options held by Mr. McKinney exercisable within 60 days of March 1, 2005. Also includes 7,500 shares of restricted stock.
(17)	Includes 410,000 shares issuable upon exercise of options held by Mr. Prentki exercisable within 60 days of March 1, 2005. Also includes 15,800 shares of restricted stock.
(18)
Includes shares held by affiliated entities as set forth in the above table and 2,393,025 shares in the aggregate issuable upon the exercise of stock options exercisable within 60 days of March 1, 2005 held by executive officers or directors or entities deemed affiliates of certain directors. Also includes 48,800 shares of restricted stock.

Sales of Stock by Insiders

We have established stock sale guidelines governing the way in which shares of our common stock may be sold by persons who may be considered insiders (directors, executive officers and certain key employees who we may designate from time to time). From time to time, such insiders will engage in sales of our common stock in accordance with these guidelines. These sales may be accomplished pursuant to SEC Rule 144 or pursuant to pre-arranged stock trading plans adopted in accordance with Rule 10b5-1 of the Exchange Act.

Rule 10b5-1 allows persons who may be considered insiders to establish written pre-arranged stock trading plans when they do not have material, non-public information. The plans establish predetermined trading parameters that do not permit the person adopting the plan to exercise any subsequent influence over how, when or whether to effect trades. Implementation of these plans seeks to avoid concerns about executing stock transactions when insiders may subsequently be in possession of material, non-public information. Pre-arranged stock trading plans adopted in accordance with Rule 10b5-1 also permit our insiders to gradually diversify their investment portfolios and may minimize the market impact of stock trades by spreading them over an extended period of time.

We expect that most of our insiders will, from time to time, enter into pre-arranged stock trading plans adopted in accordance with Rule 10b5-1.

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FORM 10-K

Stockholders may obtain without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 by directing written requests to Investor Relations, Progenics Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591.

STOCKHOLDER PROPOSALS

The proxy rules adopted by the SEC provide that certain stockholder proposals must be included in the proxy statement for our Annual Meeting. For a proposal to be considered for inclusion in next year’s proxy statement, it must be submitted in writing to our Corporate Secretary no later than January 10, 2006. If we receive notice after March 26, 2006 of a stockholder’s intent to present a proposal at our 2006 Annual Meeting, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

HOUSEHOLDING

We have adopted the process called “householding” for mailing the annual report and proxy statement in order to reduce printing costs and postage fees. Householding means that stockholders who share the same last name and address will receive only one copy of the annual report and proxy statement, unless we receive contrary instructions from any stockholder at that address. We will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the proxy statement and annual report at the same address, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may contact us by writing c/o the Corporate Secretary at our corporate headquarters. Eligible stockholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting us in the same manner.

If you are a beneficial owner, you can request additional copies of the proxy statement and annual report or you can request householding by notifying your broker, bank or nominee.

OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters as recommended by the Board of Directors.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

By order of the Board of Directors

ROBERT A. McKINNEY
Chief Financial Officer, Vice President, Finance
and Operations, Treasurer and Secretary

Tarrytown, New York
April 7, 2005

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ANNEX A

PROGENICS PHARMACEUTICALS, INC.
2005 STOCK INCENTIVE PLAN

1. Purpose

The purpose of the Progenics Pharmaceuticals, Inc. 2005 Stock Incentive Plan is to further align the interests of employees, officers, non-employee directors and other individual service providers with those of the stockholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

(A)	“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award granted under the Plan.

(B)	“Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award.

(C)	“Board” means the Board of Directors of the Company.

(D)	“Change in Control” shall have the meaning set forth in Section 13.2 hereof.

(E)	“Code” means the Internal Revenue Code of 1986, as amended.

(F)	“Committee” means the Compensation Committee of the Board or a successor thereof, or any other committee of the Board appointed by the Board to administer the Plan from time to time.

(G)	“Common Stock” means the Company’s Common Stock, par value $.0013 per share.

(H)	“Company” means Progenics Pharmaceuticals, Inc., a Delaware corporation.

(I)	“Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

(J)	“Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

(K)
“Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, as determined by the Committee, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

(L)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(M)
“Fair Market Value” with respect to the value of a share of Common Stock as of a particular day, shall mean the last reported sale price (as reported on the NASDAQ) of the Common Stock on such day (unless such day is not a trading day, in which case, on the last trading day immediately preceding such day on which the Common Stock is traded on the NASDAQ). If the Common Stock is not listed on the NASDAQ, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

(N)	“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of section 422 of the Code and the regulations promulgated thereunder.

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(O)	“NASDAQ” means The Nasdaq Stock Market’s National Market.

(P)	“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

(Q)	“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

(R)
“Performance Awards” means an Award under Section 11 hereof entitling a Participant to a payment in cash at the end of a performance period, if the performance and other conditions established by the Committee are satisfied.

(S)	“Plan” means this Progenics Pharmaceuticals, Inc. 2005 Stock Incentive Plan as set forth herein, as amended from time to time.

(T)
“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

(U)	“Section 162(m) Award” means any Award that is intended to qualify for the “performance-based” compensation exception under section 162(m) of the Code and the regulations promulgated thereunder.

(V)	“Service” means a Participant’s employment or other service relationship with the Company or any Subsidiary.

(W)
“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

(X)
“Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 10 hereof entitling a Participant to shares of Common Stock that are issued free of transfer restrictions and forfeiture conditions.

(Y)
“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

(Z)
“Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

(AA)
“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company, or any other affiliate of the Company that is so designated, from time to time, by the Committee; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration

Section 3.1     Committee Members.     The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ, (ii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iii) an “outside director” under section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award hereunder.

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Section 3.2     Committee Authority.     The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

Section 3.3     Delegation of Authority.     The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or who is a covered employee under section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

Section 3.4     Grants to Non-Employee Directors.     Any Awards or formula for granting Awards under the Plan made to non-employee directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

4. Shares Subject to the Plan

Section 4.1     Share Limitation.     Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 2,000,000 shares. From such aggregate Plan limit, the maximum number of shares of Common Stock that may be issued under all Awards of Restricted Stock Awards, Stock Unit Awards and Stock Awards under the Plan shall be limited in the aggregate to 1,000,000 shares. Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award under the Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. In addition, any shares of Common Stock exchanged by a Participant or withheld from a Participant as full or partial payment to the Company of the exercise price or tax withholding

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upon exercise or payment of an Award under the Plan shall be added to the foregoing maximum share limitations and may be made subject to Awards under the Plan pursuant to such limitations. Any Awards under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

Section 4.2     Adjustments.     If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the maximum numbers and kind of shares or units set forth in Sections 6.1, 7.1, 8.1, 9.1 and 10.1 hereof, (iii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards, (v) the performance measures or goals relating to an Award and (vi) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of section 424(a) of the Code.

5. Participation and Awards

Section 5.1     Designation of Participants.     All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

Section 5.2     Determination of Awards.     The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 14.1 hereof.

6. Stock Options

Section 6.1     Grant of Stock Option.     A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.7 hereof and section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be subject to Stock Options granted to any Participant during any calendar year shall be limited to 750,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 6.2     Exercise Price.     The exercise price per share of a Stock Option shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

Section 6.3     Vesting of Stock Options.     The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a

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specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time.

Section 6.4     Term of Stock Options.     The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

Section 6.5     Stock Option Exercise; Tax Withholding.     Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in an Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee; (ii) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such period as the Committee may deem appropriate for accounting purposes or otherwise), valued at the Fair Market Value of such shares on the date of exercise; (iii) through an open-market broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price; (iv) by a combination of the foregoing methods; or (v) by such other method as may be approved by the Committee and set forth in an Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in an Award Agreement.

Section 6.6     Limited Transferability of Nonqualified Stock Options.     All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 14.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 14.3 hereof.

Section 6.7     Additional Rules for Incentive Stock Options.

(i)	Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-7(h) of the Company or any Subsidiary.

(ii)
Annual Limits.     No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(iii)
Ten Percent Stockholders.     If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110 percent of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five years following the date such Stock Option is granted.

(iv)	Termination of Employment. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than 3 months following termination of employment of the

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Participant with the Company and all Subsidiaries, or not later than one year following death or a permanent and total disability within the meaning of section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of section 422 of the Code.

(v)
Other Terms and Conditions; Nontransferability.     Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(vi)
Disqualifying Dispositions.     If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Section 6.8     Repricing of Stock Options Prohibited.     As and to the extent required under the then applicable rules, regulations or listing requirements adopted by the NASDAQ for “repricings” (within the meaning of such rules, regulations or requirements), and subject to the anti-dilution adjustment provisions contained in Section 4.2 hereof, without the prior approval of the Company’s stockholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a “repricing.”

7. Stock Appreciation Rights

Section 7.1     Grant of Stock Appreciation Rights.     A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. The maximum number of shares of Common Stock that may be subject to Stock Appreciation Rights granted to any Participant during any calendar year shall be limited to 750,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 7.2     Freestanding Stock Appreciation Rights.     A Stock Appreciation Right may be granted without any related Stock Option. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant.

Section 7.3     Tandem Stock Option/Stock Appreciation Rights.     A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to the Award, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so

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exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

Section 7.4     Payment of Stock Appreciation Rights.     A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

Section 7.5     Repricing of Stock Appreciation Rights Prohibited.     As and to the extent required under the then applicable rules, regulations or listing requirements adopted by the NASDAQ for “repricings” (within the meaning of such rules, regulations or requirements), and subject to the anti-dilution adjustment provisions contained in Section 4.2 hereof, without the prior approval of the Company’s stockholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing.”

8. Restricted Stock Awards

Section 8.1     Grant of Restricted Stock Awards.     A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may grant Restricted Stock Awards that are Section 162(m) Awards, as well as Restricted Stock Awards that are not Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to Restricted Stock Awards granted to a Participant during any one calendar year shall be limited to 250,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 8.2     Vesting Requirements.     The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. In the case of any Restricted Stock Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

Section 8.3     Restrictions.     Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the shares subject to the Restricted Stock Award being forfeited and returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend

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making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

Section 8.4     Rights as Stockholder.     Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award.

Section 8.5     Section 83(b) Election.     If a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under section 83(b) of the Code.

9. Stock Unit Awards

Section 9.1     Grant of Stock Unit Awards.     A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. The Committee may grant Stock Unit Awards that are Section 162(m) Awards, as well as Stock Unit Awards that are not Section 162(m) Awards. The maximum number of units that may be subject to Stock Unit Awards granted to a Participant during any one calendar year shall be limited to 250,000 units (subject to adjustment as provided in Section 4.2 hereof). A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

Section 9.2     Vesting of Stock Unit Awards.     On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. In the case of any Stock Unit Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with the rules established by the Committee.

Section 9.3     Payment of Stock Unit Awards.     A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.

Section 9.4     No Rights as Stockholder.     The Participant shall not have any rights as a stockholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

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10. Stock Awards

Section 10.1     Grant of Stock Awards.     A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which such Eligible Person is entitled all incidents of ownership, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price. The Committee may grant Stock Awards that are Section 162(m) Awards, as well as Stock Awards that are not Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to Stock Awards granted to a Participant during any one calendar year shall be limited to 250,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 10.2     Rights as Stockholder.     Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, upon the issuance of the shares of Common Stock under a Stock Award, the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

11. Performance Awards

Section 11.1     Grant of Performance Awards.     The Committee may grant Performance Awards under the Plan, which shall represent the right to receive a payment in cash if performance goals established by the Committee for a performance period are satisfied. The Committee may grant Performance Awards that are Section 162(m) Awards, as well as Performance Awards that are not Section 162(m) Awards. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, the applicable performance period and performance goals to be achieved during the performance period, as well as such other conditions as the Committee deems appropriate. The Committee may also determine a target payment amount or a range of payment amounts for each Award. The performance goals applicable to a Performance Award grant may be subject to adjustments as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committee’s authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is a Section 162(m) Award. In the case of any Performance Award that is a Section 162(m) Award, performance goals shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. The maximum amount of cash compensation that may be paid to a Participant during any one calendar year under Performance Awards shall be $1 million.

Section 11.2     Payment of Performance Awards.     At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period, subject to any tax withholding requirements.

12. Section 162(m) Awards

Section 12.1     Awards.     Awards of Stock Options and Stock Appreciation Rights granted under the Plan are intended by their terms to qualify as Section 162(m) Awards. Restricted Stock Awards, Stock Unit Awards, Stock Awards and Performance Awards granted under the Plan may qualify as Section 162(m) Awards if the Awards are granted or become payable or vested based upon pre-established performance goals in accordance with this Section 12.

Section 12.2     Performance Criteria.     In the case of a Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award that is intended to be a Section 162(m) Award, the performance criteria upon which the grant, payment or vesting may be based shall be limited to one or more of the following performance measures, which may be applied with respect to the Company, any Subsidiary or any business unit: (i) total stockholder return; (ii) stock price increase; (iii) return on equity; (iv) return on capital; (v) return on investment; (vi) earnings per share, diluted or basic; (vii) EBIT (earnings before interest and taxes); (viii) EBITDA (earnings before interest, taxes, depreciation and amortization); (ix) cash flow (including operating cash flow, free cash

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flow, discounted cash flow, and cash flow in excess of costs of capital); (x) net or gross revenue; (xi) operating expenses; (xii) gross or operating margin; (xiii) execution of a corporate collaboration agreement relating to a product candidate of the Company; (xiv) acceptance by the U.S. Food and Drug Administration (“FDA”) or a comparable foreign regulatory authority of a final New Drug Application, a Biologic License Application or similar document; (xv) approval for marketing of a product candidate of the Company by the FDA or a comparable foreign regulatory authority; (xvi) obtaining a specified level of financing for the Company, as determined by the Committee, including through government grants (or similar awards) and the issuance of securities; and (xvii) commencement of a particular stage of clinical trials for a product candidate of the Company. The foregoing performance criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any items specified by the Committee, including but not limited to any or all of the following items: discontinued operations, extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency or interest rate fluctuations, effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities), changes in tax rates, expenses for restructuring or productivity initiatives, litigation losses, non-operating items, effects of acquisitions or divestitures and changes of law or regulation affecting the Company’s business. The foregoing performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years, or related to other companies or indices, or as ratios expressing relationships between two or more performance measures. In the case of Awards that are not Section 162(m) Awards, the Committee may designate performance criteria from among the foregoing or such other performance criteria as it shall determine in its sole discretion.

Section 12.3     Section 162(m) Requirements.     In the case of a Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award that is intended to be a Section 162(m) Award, the Committee shall make such determinations with respect to an Award as required by section 162(m) of the Code within 90 days after the beginning of the performance period (or such other time period as is required under section 162(m) of the Code). As and to the extent required by section 162(m) of the Code, the terms of an Award that is a Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may allow the Committee discretion to decrease the amount of compensation payable).

13. Change in Control

Section 13.1     Effect of Change in Control.     The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

Section 13.2     Definition of Change in Control.     For purposes of the Plan, unless otherwise defined in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon:

(i)
a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (ii) or (iii) of this Section 13.2) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

(ii)
the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding

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company thereof) representing more than 50% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation, or (B) other securities (of either the Company or another company) or cash or other property;

(iii)
any “Person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), except that such term shall not include (A) the Company, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, who is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the voting power of all capital stock thereof outstanding, excluding any Person who is an officer or director of the Company or who becomes such a Beneficial Owner in connection with a transaction described in clause (ii) of this Section 13.2; or

(iv)
the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company, or (B) a complete liquidation or dissolution of the Company.

14. General Provisions

Section 14.1     Award Agreement.     To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

Section 14.2     Forfeiture Events/Representations.     The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation.

Section 14.3     No Assignment or Transfer; Beneficiaries.     Except as provided in Section 6.6 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights,

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payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

Section 14.4     Deferrals of Payment.     The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral in a manner intended to comply with the requirements of section 409A of the Code, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

Section 14.5     Rights as Stockholder.     A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

Section 14.6     Employment or Service.     Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

Section 14.7     Securities Laws.     No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

Section 14.8     Tax Withholding.     The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

Section 14.9     Unfunded Plan.     The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

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Section 14.10     Other Compensation and Benefit Plans.     The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

Section 14.11     Plan Binding on Transferees.     The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

Section 14.12     Severability.     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Section 14.13     Foreign Jurisdictions.     The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

Section 14.14     Substitute Awards in Corporate Transactions.     Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

Section 14.15     Governing Law.     The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

15. Effective Date, Amendment and Termination

Section 15.1     Effective Date.     The Plan shall become effective following its adoption by the Board and its approval by the Company’s stockholders on the date of the 2005 Annual Meeting of Stockholders. The term of the Plan shall be ten (10) years from the date of such adoption by the Board, subject to Section 15.3 hereof.

Section 15.2     Amendment.     The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with section 162(m) or section 422 of the Code, the listing requirements of the NASDAQ or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. Notwithstanding the foregoing and notwithstanding anything to the contrary in the Plan, the Board may amend the Plan and any outstanding Award Agreement solely to comply with any new regulations or other guidance from the Internal Revenue Service under section 409A of the Code without the consent of the Participant or the permitted transferee of the Award.

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Section 15.3     Termination.     The Plan shall terminate on April 4, 2015, which is the date immediately preceding the tenth anniversary of the date of the Plan’s adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

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PROGENICS PHARMACEUTICALS, INC.
777 OLD SAW MILL RIVER ROAD
TARRYTOWN, NY 10591
ATTN: SECRETARY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 9, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Progenics Pharmaceuticals, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE-1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P. M. Eastern Time on May 9, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Progenics Pharmaceuticals, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PROGN1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROGENICS PHARMACEUTICALS, INC.

Vote On Directors

1. ELECTION OF DIRECTORS:
NOMINEES:
01) Kurt W. Briner	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line below.
02) Paul F. Jacobson
03) Charles A. Baker
04) Mark F. Dalton
05) Stephen P. Goff, Ph.D.
06) Paul J. Maddon, M.D., Ph.D.
07) David A. Scheinberg, M.D., Ph.D.

Vote On Proposals		For	Against	Abstain

2.	Approval of the Company’s 2005 Stock Incentive Plan.

3.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

4.	Authority to vote in their discretion on such other business as may properly come before the meeting.

NOTE:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the back where indicated

Please indicate if you plan to attend this meeting
	Yes	No

_________________________________	_________	_____________________________	_________
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROGENICS PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER ROAD TARRYTOWN, NEW YORK 10591 ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul J. Maddon, M.D., Ph.D., and Robert A. McKinney, and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Progenics Pharmaceuticals, Inc. held of record by the undersigned on March 14, 2005 at the Annual Meeting of Stockholders to be held on May 10, 2005 or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the proposals named on the reverse side.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)